                                                                SUB-ITEM 77Q1(e)

                           SIXTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

      This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

      1. Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

      2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

      Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

      It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

      IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
           AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
           AIM FUNDS GROUP (INVESCO FUNDS GROUP)
           AIM GROWTH SERIES (INVESCO GROWTH SERIES)
           AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
           AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
           AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
           AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST

            By:     /s/ John M. Zerr
                    -----------------------------------
            Title:  Senior Vice President

            INVESCO ADVISERS, INC.

            By:     /s/ John M. Zerr
                    -----------------------------------
            Title:  Senior Vice President

                                   EXHIBIT "A"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                EFFECTIVE DATE         COMMITTED UNTIL*
-----------------------------------------------------   ----------------      --------------------
Invesco California Tax-Free Income Fund                  February 12, 2010
Invesco Core Plus Bond Fund                                 June 2, 2009
Invesco Dividend Growth Securities Fund                  February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                    February 12, 2010
Invesco Floating Rate Fund                                 April 14, 2006
Invesco S&P 500 Index Fund                               February 12, 2010
Invesco Select Real Estate Income Fund                     March 9, 2007
Invesco Structured Core Fund                               March 31, 2006
Invesco Van Kampen American Franchise Fund               February 12, 2010
Invesco Van Kampen Equity and Income Fund                February 12, 2010
Invesco Van Kampen Growth and Income Fund                February 12, 2010
Invesco Van Kampen Money Market Fund                     February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund     February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                 February 12, 2010
Invesco Van Kampen Tax-Free Money Fund                   February 12, 2010

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                 EFFECTIVE DATE        COMMITTED UNTIL*
-----------------------------------------------------   -------------------   --------------------
Invesco Capital Development Fund                           June 21, 2000
Invesco Charter Fund                                       June 21, 2000
Invesco Constellation Fund                                 June 21, 2000
Invesco Disciplined Equity Fund                            July 14, 2009
Invesco Diversified Dividend Fund                        December 28, 2001
Invesco Summit Fund                                        July 24, 2000

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                      EFFECTIVE DATE        COMMITTED UNTIL*
-----------------------------------------------------   -------------------   --------------------
Invesco European Small Company Fund                       August 30, 2000
Invesco Global Core Equity Fund                          December 27, 2000
Invesco International Small Company Fund                  August 30, 2000
Invesco Small Cap Equity Fund                             August 30, 2000

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                      EFFECTIVE DATE        COMMITTED UNTIL*
-----------------------------------------------------   -------------------   --------------------
Invesco Convertible Securities Fund                      February 12, 2010
Invesco Global Equity Fund                               September 1, 2001
Invesco Mid Cap Core Equity Fund                         September 1, 2001
Invesco Small Cap Growth Fund                           September 11, 2000
Invesco Van Kampen Leaders Fund                          February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund                    February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                      EFFECTIVE DATE        COMMITTED UNTIL*
-----------------------------------------------------   -------------------   --------------------
Invesco Asia Pacific Growth Fund                           June 21, 2000
Invesco European Growth Fund                               June 21, 2000
Invesco Global Growth Fund                                 June 21, 2000
Invesco Global Small & Mid Cap Growth Fund                 June 21, 2000
Invesco International Growth Fund                          June 21, 2000
Invesco International Core Equity Fund                   November 25, 2003

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE      COMMITTED UNTIL*
--------------------------------------------------------   ------------------  --------------------
Invesco Balanced-Risk Allocation Fund                        May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund            November 29, 2010
Invesco China Fund                                          March 31, 2006
Invesco Commodities Strategy Fund                          February 12, 2010
Invesco Developing Markets Fund                            September 1, 2001
Invesco Emerging Markets Equity Fund                          May 11, 2011
Invesco Emerging Market Local Currency Debt Fund             June 14, 2010
Invesco Endeavor Fund                                      November 4, 2003
Invesco Global Advantage Fund                              February 12, 2010
Invesco Global Health Care Fund                            September 1, 2001
Invesco International Total Return Fund                      March 31, 2006
Invesco Pacific Growth Fund                                February 12, 2010
Invesco Small Companies Fund                               November 4, 2003
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-------------------------------------------------------   ------------------   -------------------
Invesco Dynamics Fund                                      November 25, 2003
Invesco Global Real Estate Fund                             April 29, 2005
Invesco High Yield Fund                                      June 1, 2000
Invesco High Yield Securities Fund                         February 12, 2010
Invesco Limited Maturity Treasury Fund                        June 1, 2000
Invesco Money Market Fund                                     June 1, 2000
Invesco Municipal Bond Fund                                   June 1, 2000
Invesco Real Estate Fund                                  September 11, 2000
Invesco Short Term Bond Fund                                August 29, 2002
Invesco U.S. Government Fund                                  June 1, 2000
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL+
-------------------------------------------------------   -------------------   -------------------
Invesco Energy Fund                                        November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco Gold & Precious Metals Fund                        November 25, 2003
Invesco Leisure Fund                                       November 25, 2003
Invesco Technology Fund                                    November 25, 2003
Invesco Technology Sector Fund                             February 12, 2010
Invesco U.S. Mid Cap Value Fund                            February 12, 2010
Invesco Utilities Fund                                     November 25, 2003
Invesco Value Fund                                         February 12, 2010
Invesco Van Kampen American Value Fund                     February 12, 2010
Invesco Van Kampen Comstock Fund                           February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund                     February 12, 2010
Invesco Van Kampen Small Cap Value Fund                    February 12, 2010
Invesco Van Kampen Value Opportunities Fund                February 12, 2010

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-------------------------------------------------------   -------------------   -------------------
Invesco High Income Municipal Fund                           June 1, 2000
Invesco Tax-Exempt Cash Fund                                 June 1, 2000
Invesco Tax-Free Intermediate Fund                           June 1, 2000
Invesco Van Kampen High Yield Municipal Fund               February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income
 Fund                                                      February 12, 2010
Invesco Van Kampen Municipal Income Fund                   February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund           February 12, 2010

         AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-------------------------------------------------------   -------------------   -------------------
Premier Portfolio                                          November 25, 2003
Premier Tax-Exempt Portfolio                               November 25, 2003
Premier U.S. Government Money Portfolio                    November 25, 2003

             AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-------------------------------------------------------   -------------------   -------------------
Invesco V.I. Balanced-Risk Allocation Fund                    May 1, 2000
Invesco V.I. Basic Value Fund                             September 10, 2001
Invesco V.I. Capital Appreciation Fund                        May 1, 2000
Invesco V.I. Capital Development Fund                         May 1, 2000
Invesco V.I. Core Equity Fund                                 May 1, 2000
Invesco V.I. Diversified Income Fund                          May 1, 2000
Invesco V.I. Dividend Growth Fund                          February 9, 2010
Invesco V.I. Global Health Care Fund                        April 30, 2004
Invesco V.I. Global Real Estate Fund                        April 30, 2004
Invesco V.I. Government Securities Fund                       May 1, 2000
Invesco V.I. High Yield Fund                                  May 1, 2000
Invesco V.I. High Yield Securities Fund                    February 12, 2010
Invesco V.I. International Growth Fund                        May 1, 2000
Invesco V.I. Leisure Fund                                   April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund                     September 10, 2001

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. Money Market Fund                                May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund               October 22, 2008
Invesco V.I. S&P 500 Index Fund                            February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted
  S&P 500 Fund                                             February 12, 2010
Invesco V.I. Small Cap Equity Fund                         September 1, 2003
Invesco V.I. Technology Fund                                April 30, 2004
Invesco V.I. Utilities Fund                                 April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                        EFFECTIVE DATE       COMMITTED UNTIL*
-------------------------------------------------------   -------------------   -------------------
Government & Agency Portfolio                                 June 1, 2000
Government TaxAdvantage Portfolio                             June 1, 2000
Liquid Assets Portfolio                                       June 1, 2000
STIC Prime Portfolio                                          June 1, 2000
Tax-Free Cash Reserve Portfolio                               June 1, 2000
Treasury Portfolio                                            June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.